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                                                                    EXHIBIT 10.5


                             PARKER DRILLING COMPANY

                                    GUARANTEE


         WHEREAS Parker Drilling Company of Oklahoma Incorporated, Sucursal del Peru (the "Vendor"), and Saxon Services del Peru S.A. (the "Purchaser") have entered into an Agreement for Purchase and Sale of Assets (Peru) [Rig 250], dated May 6, 2005 (the "Asset Purchase Agreement");

         AND WHEREAS it is a condition of closing under the Asset Purchase Agreement that Parker Drilling Company (the "Guarantor") enter into this Guarantee;

         NOW THEREFORE this Guarantee witnesses that in consideration of the benefits extended to the Vendor pursuant to the Asset Purchase Agreement, which the Guarantor has determined will substantially benefit the Guarantor directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by the Guarantor, the Guarantor hereby agrees in favour of the Purchaser as follows:

1. GUARANTEE. The Guarantor hereby unconditionally and irrevocably guarantees to the Purchaser the timely payment and performance, forthwith upon demand by the Purchaser, of all indebtedness, liabilities and obligations of any kind whatsoever (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured) which the Vendor has from time to time incurred or may hereafter incur to the Purchaser under the Asset Purchase Agreement in accordance with the terms and subject to the conditions thereof (collectively called the "Obligations"). All amounts payable by the Guarantor hereunder will be paid to the Purchaser at the address provided to the Guarantor by the Purchaser in writing from time to time.

2. NATURE OF GUARANTEE. This is a guarantee of payment and not of collection. If Vendor fails to pay the Obligations, Guarantor will pay the Obligations directly for Purchaser's benefit upon Purchaser's demand therefore in accordance with the provisions hereof. Guarantor's obligations hereunder with respect to the Obligations shall not be affected by the existence, validity, enforceability, perfection, or extent of any collateral for the Obligations.

3. GUARANTEE UNCONDITIONAL. The obligations of the Guarantor under this Guarantee will not be released, discharged, diminished, limited or otherwise affected by (and the Guarantor hereby consents to or waives, as applicable, to the fullest extent permitted by applicable law): (a) any extension, other indulgence, renewal, settlement, compromise or waiver in respect of the Obligations or any security for the Obligations; (b) any modification or amendment of or supplement to the Obligations; (c) any release, non-perfection or invalidity of any direct or indirect security for the Obligations; (d) any change in the existence, structure, constitution, name, objects, powers, business, control or ownership of the Vendor, or any insolvency, bankruptcy, reorganization or other similar proceeding of or affecting the Vendor or its assets (e) any defence arising by reason of any failure of the Purchaser to make any demand for performance, notice of non-performance or any other notice, including notice of all of the following: acceptance of this Guarantee, partial payment or non-payment of all or any part of the Obligations and the existence, creation, or incurring of new or additional Obligations; (f) any



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defence arising by reason of any failure of the Purchaser to proceed against the
Vendor, to proceed against, apply or exhaust any security held from the Vendor or any other Person for the Obligations, to proceed against, apply or exhaust any security held from the Guarantor or any other Person for this Guarantee or to pursue any other remedy in the power of the Purchaser whatsoever; (g) any defence arising by reason of any incapacity or lack of authority of the Vendor;
(h) any defence arising by reason of the failure of the Purchaser to marshall any assets; (i) any defence based upon or arising out of any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Vendor, including without limitation, that based on the failure to file any claim relating to the Obligations owing to the Purchaser if the Vendor becomes subject to a bankruptcy, reorganization or similar proceeding. The foregoing provisions apply (and the foregoing waivers will be effective) even if the effect of any action (or failure to take action) by the Purchaser is to destroy or diminish the Guarantor's subrogation rights, the Guarantor's right to proceed against the Vendor for reimbursement, the Guarantor's right to recover contribution from any other guarantor or any other right or remedy.

4. RECOURSE AGAINST THE VENDOR. The Purchaser is not required to exhaust its recourse against the Vendor or others or under any other guarantee before being entitled to payment from the Guarantor under this Guarantee.

5. NO WAIVER. No delay on the part of the Purchaser in exercising any of its options, powers or rights, or partial or single exercise thereof, will constitute a waiver thereof. No waiver of any of the Purchaser' rights hereunder, and no modification or amendment of this Guarantee, will be deemed to be made by the Purchaser unless the same will be in writing, duly signed by the Purchaser and the Guarantor, and each such waiver, if any, will apply only with respect to the specific instance involved, and will in no way impair the rights of the Purchaser or the liabilities of the Guarantor to the Purchaser in any other respect at any other time.

6. INDEMNITY. If any amount in respect of the Obligations is not recoverable from the Guarantor herein on the basis of a guarantee, then, notwithstanding any other provision hereof, the Guarantor shall be liable as principal obligor and shall indemnify and save harmless the Purchaser in respect of the due payment of such amount, and shall pay such amount to the Purchaser after demand as herein provided.

7. NO SUBROGATION. Notwithstanding any payment made by the Guarantor under this Guarantee, the Guarantor will have no right of subrogation to, and waives, to the fullest extent permitted by law, any right to enforce any remedy which the Purchaser now has or may hereafter have against the Vendor, until all of the Obligations have been indefeasibly paid in full.

8. REINSTATEMENT. If, at any time, all or any part of any payment previously applied by the Purchaser to any Obligation is or must be rescinded or returned by the Purchaser for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of the Vendor), such Obligation will, for the purpose of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Purchaser, and this Guarantee will continue to be effective or be reinstated, as the case may be, as to such Obligation, all as though such application by the Purchaser had not been made.



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9. PAYMENT OF EXPENSES; INDEMNIFICATION. To the extent not prohibited by applicable law, the Guarantor will pay on demand, and will indemnify and save the Purchaser harmless from, any and all reasonable costs and expenses (including reasonable attorneys' fees and expenses and any sales, goods and services or other similar taxes payable to any governmental authority with respect to any such costs and expenses) (a) incurred by the Purchaser in the enforcement of this Guarantee or (b) with respect to, or resulting from, any failure or delay by the Guarantor in performing or observing any of its obligations under this Guarantee.

10. ADDITIONAL SECURITY. This Guarantee is in addition and without prejudice to any other guarantees now or hereafter held by or for the benefit of the Purchaser and any other rights or remedies that the Purchaser might have.

11. GOVERNING LAW; ATTORNMENT; DISPUTE RESOLUTION. This Guarantee will be governed by and construed in accordance with the laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. In the event of any alleged default or other dispute in respect of this Guarantee, such alleged default or other dispute shall be resolved in accordance with the provisions set out in Article 13 of the Asset Purchase Agreement, mutatis mutandis, as though the provisions of Article 13, mutatis mutandis, had been set forth herein.

12. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of Delaware, (ii) the execution, delivery and performance by Guarantor of this Guarantee are within its corporate powers, have been duly authorized by all necessary corporate action and do not violate Guarantor's organizational documents or any law, judgment, decree, award, order or contractual restriction binding on Guarantor or any of its properties, and
(iii) this Guarantee constitutes Guarantor's legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting enforcement of creditor's rights in general and general principles of equity).

13. CONTINUING GUARANTEE. The guarantee obligations of Guarantor under this Guarantee shall be continuing and remain in full force and effect so long as any of the Obligations remain outstanding.

14. SUCCESSORS AND ASSIGNS. This Guarantee will extend and enure to the benefit of the Purchaser and its successors and permitted assigns and will be binding upon the Guarantor and its successors. The Guarantor's obligations hereunder may not be assigned or delegated without the prior written consent of the Purchaser. The Purchaser may from time to time assign or transfer all or any of the Obligations or any interest therein to any assignee of the Purchaser's rights and obligations under the Asset Purchase Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, any such Obligation or part thereof so transferred or assigned will remain an "Obligation" for the purposes of this Guarantee and any immediate and successive assignee or transferee of any Obligation or any interest therein will, to the extent of the interest so assigned or transferred, be entitled to the benefit of, and the right to enforce, this Guarantee.



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15. TIME. Time is of the essence with respect to this Guarantee and the time for performance of the obligations of the Guarantor under this Guarantee may be strictly enforced by the Purchaser.

16. SEVERABILITY. If any provision of this Guarantee is determined to be illegal, unconscionable or unenforceable, all other terms and provisions hereof will nevertheless remain effective and will be enforced to the fullest extent permitted by law.

17. COMMUNICATION. Any communication required or permitted to be given under this Guarantee will be in writing and will be effectively given if (i) delivered personally, (ii) sent by prepaid courier service or mail, or (iii) sent prepaid by facsimile transmission or other similar means of electronic communication, in each case to the address or facsimile number of the Guarantor set out in this Guarantee. Any communication so given will be deemed to have been given and to have been received (x) on the day of delivery if so delivered, or (y) on the day of facsimile transmission or sending by other means of recorded electronic communication provided that such day is a Business Day and the communication is so delivered or sent prior to 4:30 p.m. (local time at the place of receipt), otherwise such facsimile transmission or other electronic communication will be deemed to have been given and to have been received on the following Business Day. Any communication sent by mail will be deemed to have been given and to have been received on the third Business Day following mailing, provided that no disruption of postal service is in effect. The Guarantor and the Purchaser may from time to time change their respective addresses or facsimile numbers for notice by giving notice to the other in accordance with the provisions of this Section.

18. CURRENCY. All references herein to currency are references to currency of the United States of America.

19. INTERPRETATION. The division of this Guarantee into sections and paragraphs, and the insertion of headings, is for convenience of reference only and will not affect the construction or interpretation of this Guarantee. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders. When used in this Guarantee, the word "including" (or includes) means "including (or includes) without limitation". Any reference in this Guarantee to a "Section" means the relevant Section of this Guarantee. Any reference in this Guarantee to a "Person" will be deemed to include an individual, corporation, partnership, trust, unincorporated organization, government and the heirs, executors, administrators or other legal representatives of an individual. Any reference to a "Business Day" will be deemed to include any day which is not a Saturday, Sunday, a day on which the majority of national banks in Houston, Texas are not open for business, or a statutory holiday in Alberta or Peru. Unless otherwise expressly provided in this Guarantee, if any matter in this Guarantee is subject to the consent or approval of the Purchaser or is to be acceptable to the Purchaser, such consent, approval or determination of acceptability will be in the sole discretion of the Purchaser.

20. COPY OF GUARANTEE. The Guarantor acknowledges receipt of an executed copy of this Guarantee.



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IN WITNESS WHEREOF the Guarantor has executed this Guarantee this 6th day of
May, 2005.



                                        PARKER DRILLING COMPANY


                                        Per: /s/ Robert L. Parker Jr.
                                            ------------------------------------
                                            Name: Robert L. Parker Jr.
                                            Title: President & CEO


                                        Address: 1401 Enclave Parkway, Suite 600
                                                 Houston, Texas 77077

                                                 Telecopy No.: (281) 406-1020





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